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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) August 18, 1999

                               Dimgroup.com Inc.
               (Exact name of Registrant as specified in charter)



           Indiana                   0-25879              35-2065469
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


   450 Jevlan Drive, Suite 106, Woodbridge, Ontario, Canada  L4L-8E2
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code      (905) 851-2602


                          MAS Acquisition VII Corp.
                           1710 E. Division St.
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  A change in control of the registrant occurred on August 16, 1999 pursuant to the terms and conditions of a Stock Exchange Agreement (the "Agreement") dated August 11, 1999 between MAS Acquisition VII Corp., a Indiana corporation (the "Company") and Dimgroup, Inc., a Nevada corporation ("DGI"), which provided for the merger of DGI with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  The Company entered into the Agreement with DGI on August 11, 1999, whereby DGI has merged into the Company and the Company has changed its name to Dimgroup.com Inc. Pursuant to the terms of the Agreement, each common share of DGI was converted into 1703.96 common shares of the Company. A total of 4,500 shares of common share of DGI was converted into 7,667,820 restricted common shares of the Company. In addition the Company has accepted the return of, and cancelled, 7,667,820 shares of Common Stock of the Company issued to Aaron Tsai.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENT.

  The Company has changed its fiscal year end from March 31 to December 31 because of the merger transaction. The Company will file 10K-SB for the fiscal year ended on December 31, 1999.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  As a result of the Agreement, the Company has accepted the resignation of Aaron Tsai, the Company's sole Director and Officer, as of August 16, 1999, and appointed Marc Cianfarani as Chief Executive Officer and Chairman of the Board of Directors, Nick Montesano as Chief Operating Officer and Director and Berto Napoleone as Executive Vice-President of Personnel and Director.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

     (i) Audited financial statements of Dimgroup, Inc. for the year ended December 31, 1997 and 1998. (to be filed by amendment)

    (ii) Unaudited financial statements of Dimgroup, Inc. for the six month ended June 30, 1999. (to be filed by amendment)

   (iii) Unaudited combined financial statement of MAS Acquisition VII Corp. and Dimgroup, Inc. for the year ended December 31, 1997 and 1998. (to be filed by amendment)


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(b) Exhibits


   Exhibit Number             Description

          2.0              Stock Exchange Agreement

          3.1              Articles of Merger

         99.0              Consulting Agreement

 Date:    August 18, 1999

                                     Dimgroup.com Inc.


                                     By: /s/ Marc Cianfarani
                                        --------------------------------
                                         Marc Cianfarani, President, CEO
                                         and Chairman of Board Directors

EXHIBIT 2.0

                            STOCK EXCHANGE AGREEMENT


         THIS AGREEMENT is made this 11th day of August, 1999, by and between MAS Acquisition VII Corp., a Indiana corporation ("MAS") and Dimgroup, Inc., a Nevada corporation ("DGI").

                                  WITNESSETH:

         WHEREAS, the total authorized capital stock of DGI consists of 5,000,000 shares of common stock, par value $0.001 per share, of which 4,500 shares are issued and outstanding (Common Stock hereinafter referred to as the "DGI Shares"); and

         WHEREAS, MAS desires to acquire all of the issued and outstanding capital stock of DGI, or 4,500 shares of Common Stock ("DGI Shares") for 7,667,820 shares of common stock of MAS ("MAS Shares") by exchanging 1703.96 MAS Share for each DGI Shares; and

         WHEREAS, DGI agrees to pay MAS Financial Corp. a consulting fee in connection with this merger transaction, which is detailed in the Consulting Agreement dated August 10, 1999.

         WHEREAS, in reliance on and subject to the terms and conditions, representations, warranties, covenants and agreements herein contained, DGI desires to sell the DGI Shares to MAS, and MAS desires to purchase the DGI Shares in a stock for stock exchange.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and value consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE AND SALE.

         Section 1.1 AGREEMENT TO PURCHASE AND EXCHANGE. In reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements herein contained, DGI shall assign, transfer and convey unto MAS, and MAS shall purchase all of the DGI Shares in a tax free reorganization.

         Section 1.2 PURCHASE PRICE. The aggregate purchase price for the DGI Shares (the "Purchase Price") shall be 7,667,820 MAS Shares.

         Section 1.3 CLOSING. The closing of the transaction contemplated in this Agreement (the "Closing") shall take place at the offices of MAS Acquisition
III Corp., 1710 E. Division St., Evansville, Indiana 47711 on or around the date first written above or at such other date, time or place as shall be mutually acceptable to the parties (the "Closing Date").

         Section 1.4 TRANSACTIONS AND DOCUMENTS AT AND AFTER CLOSING.

                 (a) At the Closing, DGI shall deliver to MAS certificates representing 4,500 shares of DGI, duly endorsed for transfer and a fee based on a separate agreement with MAS Financial Corp., of which DGI shall deliver to MAS Financial Corp. US$5,000 and a US$100,000 non-interest bearing note due on August 10, 2001.

                 (b) At the Closing, MAS shall deliver to DGI the 7,667,820
MAS Shares representing the Purchase Price for the DGI Shares, calculated as set forth hereinabove, and bearing an appropriate legend restricting transfer except as permitted under Rule 144 of the Securities Act of 1933, as amended. Of the 7,667,820 MAS Shares, 1,150,173 shares shall be escrowed at the MAS' transfer agent to be appointed by MAS to be issued in the names of the respective officers/directors guaranteeing the US$100,000 non-interest bearing note due on August 10, 2001 issued by MAS to MAS
Financial Corp..

                 (c) From time to time and at any time, at MAS's request, whether on or after the Closing Date, and without further consideration, DGI shall, at its own expense except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient, in the reasonable opinion of MAS, to transfer and convey to MAS, all of its right, title and interest in and to the DGI Shares, free and clear of any lien or adverse claim.

                 (d) From time to time and at any time, at DGI's request, whether on or after the Closing Date, and without further consideration, MAS shall, at its own expense except as otherwise provided in this Agreement, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further actions as may be necessary or convenient in the reasonable opinion of DGI, to transfer and convey to DGI, all of its right, title and interest in and to the MAS Shares free and clear of any lien or adverse claim.

2.    ADDITIONAL AGREEMENTS.

      Section 2.1 MAS'S ACCESS AND INSPECTION. DGI has allowed and shall allow MAS and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of DGI's properties, books, contracts, commitments and records for the purpose of making such investigation as MAS may desire, and DGI shall furnish MAS such information concerning DGI's affairs as MAS may request. DGI has caused and shall cause DGI's personnel to assist MAS in making such investigation and shall cause the counsel, accountants, engineers and other non-employee representatives of DGI to be reasonably available to MAS for such purposes.

      Section 2.2 DGI'S ACCESS AND INSPECTION. MAS shall allow DGI and its authorized representatives access during normal business hours from and after the date hereof and prior to the Closing Date to such of MAS's properties, books, contracts, commitments and records as DGI may reasonably request for the purpose of determining the financial condition of MAS. MAS shall cause

MAS's personnel to assist DGI in making such investigation and shall cause the counsel, accountants, engineers and other non-employee representatives of MAS to be reasonably available to DGI for such purposes.

      Section 2.3 COOPERATION. The parties shall cooperate fully with each other and with their representatives, counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement, and will use their best efforts to consummate the transactions contemplated hereby and fulfill their obligations hereunder.

      Section 2.4 EXPENSES. All of the expenses incurred by MAS in connection with the authorization, preparation, execution and performance of this Agreement by MAS, including without limitation all fees and expenses of agents, representatives, counsel and accountants for MAS, shall be paid by MAS. All expenses incurred by DGI in connection with the authorization, preparation, execution and performance of this Agreement, including without limitation all fees and expenses of agents, representatives, counsel and accountants, shall be paid by DGI.

      Section 2.5 BROKERS. Each party hereto jointly and severally represents and warrants that no broker or finder other than MAS Financial Corp. has acted on its behalf in connection with this Agreement or the transactions contemplated herein and each party shall indemnify the other and save it harmless from any claim or demand for commission or other compensation by any broker, finder or similar agent claiming to have been employed by or on behalf of such party.

3.    REPRESENTATIONS AND WARRANTIES OF DGI.

      DGI represents, covenants and warrants to MAS as follows:

      Section 3.1 CORPORATE EXISTENCE/STANDING/AUTHORITY. DGI is a
corporation duly organized, validly existing and in good standing under the laws of
Nevada and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby.
DGI is duly qualified to do business and is in good standing in each jurisdiction where the failure to qualify would have a material adverse affect on it. DGI has delivered to MAS or its counsel true and correct copies of the articles of incorporation and by-laws of DGI, together with any amendments thereto.

      Section 3.2 SHARES OF STOCK. All issued and outstanding shares of capital stock of DGI have been duly authorized and validly issued and are fully paid and nonassessable. Dimgroup, Inc. has 5 million shares of common stock authorized and 4,500 shares of common stock issued and outstanding. There is no other class of capital stock, subscription, option, warrant, call, right, contract, commitment, understanding or arrangement relating to the issuance, sale or transfer by DGI of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

      Section 3.3 AUTHORITY. DGI has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to MAS in connection herewith. All actions required to be taken by DGI to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken. This Agreement constitutes the valid and binding obligation of DGI. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (1) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of DGI, (2) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of DGI's properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which DGI is a party, or by which DGI or its properties may be bound or affected or (3) violate any order, writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to DGI or any of its properties.

      Section 3.4 NO VIOLATION. Except as set forth on Schedule 3.4, to the best knowledge of DGI, DGI has complied with all rules, regulations, codes and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal, state or local rule, regulation, code or law nor has DGI been given notice of any such default or violation.

      Section 3.5 LICENSES AND RIGHTS. DGI possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. Such franchises, licenses, permits and other authorizations are set forth on Schedule 3.5.

      Section 3.6 CONSENTS. Except as set forth on Schedule 3.6 hereto, no approval or consent of any person, firm or other entity or body is required to be obtained by DGI for the authorization of this Agreement or the consummation by DGI of the transactions contemplated hereby.

      Section 3.7 NO DEFAULTS. Except as set forth on Schedule 3.7, to the best knowledge of DGI, no default (or event which with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist with respect to the performance of any material obligation of DGI under the terms of any material indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract set forth on
Schedule 3.17, to which DGI is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist with respect to the performance of any obligation of any other party thereto.

      Section 3.8 FINANCIAL STATEMENTS. MAS has been or will be furnished with the audited financial statements of DGI (the "Financial Statements"). The Financial Statements were prepared in accordance with generally accepted accounting principles and present fairly and accurately the information set forth therein.

      Section 3.9 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule
3.9 hereto, since December 31, 1998, DGI has actively conducted its business in the ordinary and regular course. Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of DGI nor is any event threatened which would cause such an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of DGI.

      Section 3.10 FACILITIES AND EQUIPMENT. The personal property owned or leased by DGI at its facility for the operation of, or used in, its business is in its possession or under its control and is adequate for the operation of such business as presently conducted.

      Section 3.11 TITLE TO ASSETS. Except as set forth on Schedule 3.11 or in the Financial Statements, DGI has good, valid and marketable title to all of its real property and leasehold estates and good and valid title to all of its other assets (tangible and intangible), including, but not limited to, all leasehold improvements and equipment and all other properties and assets reflected or required to be reflected in the Financial Statements and all properties and assets purchased or leased by it since the dates of such Financial Statements (except for properties and assets so reflected or required to be reflected which have been sold or otherwise disposed of in the ordinary course of business), subject to no liens, pledges, encumbrances, mortgages, security interests, charges or other similar restrictions of any nature whatsoever. Except as set forth on Schedule 3.11, DGI enjoys peaceful and quiet possession of its properties and assets pursuant to or by all of the deeds, bills of sale, leases, licenses and other agreements under which it is operating its business.

      Section 3.12 ABSENCE OF UNDISCLOSED LIABILITIES. DGI does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or set forth on Schedule 3.12 hereof.

      Section 3.13 LITIGATION. Schedule 3.13 hereof sets forth a list of all administrative or judicial proceedings to which DGI is a party. Except as set forth on Schedule 3.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of DGI, threatened against or relating to DGI which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of DGI.

      Section 3.14 PATENTS AND TRADEMARKS.

      (a) Except as set forth on Schedule 3.14(a), DGI does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by DGI are listed on Schedule 3.14 hereof and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries. Except as set forth on Schedule 3.14, DGI is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on Schedule 3.14.

         (b) Except as set forth on Schedule 3.14(b) hereof, DGI has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.


         (c) Except as set forth on Schedules 3.14(a) and 3.14(b), there no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on such schedules, and no proceedings have been instituted which challenge the right of DGI in respect thereof.

      Section 3.15 EMPLOYEE BENEFITS.

         (a) Schedule 3.15 hereof contains a list of (i) each pension, profit sharing, bonus, deferred compensation, or other retirement plan or arrangement for the benefit of any employee or group of employees of DGI or any independent contractors or group of independent contractor of DGI, (ii) each medical, health, disability, insurance or other plan or arrangement of DGI, and
(iii) each employee stock option plan or other plan providing for the purchase of shares of capital stock of DGI. All of such plans and arrangements of DGI are referred to herein as the "employee benefit plans".

         (b) The amounts reflected in the Financial Statements as liabilities or contingent liabilities with respect to employee benefit plans have been calculated In accordance and compliance with applicable law, including accounting principles relating thereto.

         (c) All of the employee benefit plans maintained by DGI (and each funding medium which may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims (other than routine claims for benefits) pending with respect to the employee benefit plans.

         (d) DGI has filed, published and disseminated all reports, documents, statements and communications which are required to be filed, published or disseminated under applicable law and the rules and regulations promulgated thereunder relating to, and have timely made all modifications and amendments to, the employee benefit plans.

         Section 3,16 TAXES AND TAX RETURNS. DGI has duly filed all income, franchises and other tax returns and reports required to be filed by it and has duly paid or made provisions for the payment of all taxes (including any interest or penalties) which are due and payable pursuant to such returns. DGI has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against DGI with respect to any period ending on or before the Closing Date.

         Section 3.17 CONTRACTS. DGI has heretofore furnished to MAS or its counsel true and complete copies of each document, and a written description of each oral contact, set forth on Schedule 3.17 hereof. Schedule 3.17 is a true and complete list of all contracts, understandings, commitments, arrangements and agreements of the following types, including all amendments thereto to which DGI is a party:

         (a) Contracts relating to equipment purchases, or series of similar equipment purchases from the same supplier, involving an expenditure of, or if in a series, expenditures in the aggregate of, more than twenty-five thousand dollars ($25,000);

         (b) Bonus, incentive, pension, profit-sharing, hospitalization, insurance, deferred compensation, retirement, stock option or stock purchase plans or similar plans providing employee benefits;

         (c) Factoring, loan, note, financing or similar contracts with any lenders or guarantees of undertakings to answer for the debts or defaults of another, or any contracts encumbering title to any properties, involving in each case, or if in a series involving the same lender, guarantor or property, as the case may be, In the aggregate, at least twenty-five thousand dollars ($25,000);

         (d) contracts for the acquisition or disposition of a business or substantially all of the property, assets or capital stock or other securities of a business or company under which there are continuing or unperformed obligations on the part of any of the parties hereto, which contracts in each case involve at least twenty-five thousand dollars ($25,000);

         (e) Conditional sales contracts, leases of personal property or contracts for the purchase or sale of real or personal property, involving in each case at least twenty-five thousand dollars ($25,000);

         (f) Management or consulting contracts, involving in each case, or with respect to any individual in the aggregate, at least twenty-five thousand dollars ($25,000);

         (g) Contracts for the furnishing of services or products to or by DGI, involving an expenditure in each case of at least twenty-five thousand dollars ($25,000);

         (h) Royalty or licensing contracts or contracts requiring similar payments to unrelated parties individually, or with respect to any unrelated party in the aggregate, involving or which reasonably may in the future involve an amount in excess of twenty-five thousand dollars ($25,000) annually;

         (i) All employment agreements between DGI and any of its employees; and

         (j) All agreements, contracts and commitments not listed on any other schedule hereto which individually involve the payment of twenty-five thousand dollars ($25,000) or more.

                   Except as set forth on Schedule 3.17, all such contracts, understandings, commitments, arrangements and agreements are in full force and effect.

         Section 3.18 COLLECTIVE BARGAINING AGREEMENTS. Schedule 3.18 hereof is a list of all collective bargaining agreements with any labor organization to which DGI is a party. The relations of DGI with its employees are good and there are no impending labor difficulties.


         Section 3.19 INSURANCE. DGI is insured by insurers unaffiliated with DGI or DGI with respect to its properties and the conduct of its business in such amounts and against such risks as are generally and prudently maintained for comparable businesses and consistent with its past practice

      Section 3.20 REAL PROPERTY.

         (a) Schedule 3.20 hereof sets forth a true and complete list of (i) all real property owned by DGI and (ii) all real property leases to which DGI is a party. DGI has heretofore furnished to MAS or its counsel true and complete copies of each written contract and a written description of each oral contract relating to the list set forth on Schedule 3.20.

         (b) With respect to the leases described on Schedule 3.20, except as setforth on Schedule 3.20;

               (i) "All such leases are in writing and duly executed, and, where required, witnessed, acknowledged and recorded to make them valid and binding and in full force and effect for the full term thereof, and none have been modified;

               (ii) The rental set forth in each such lease is the actual rental being paid, and there are no separate agreements or understandings with respect to the same not set forth in Schedule 3.20;

               (iii) The lessee under each such lease has the full right to exercise any renewal option contained therein and upon due exercise will be entitled to enjoy the use of the premises for the full term of such renewal option;

               (iv) Upon performance by the lessee of the terms of each such lease, the lessee has the full right to enjoy the use of the premises demised thereunder for the full term thereof; and

               (v) Except as set forth on Schedule 3.20, all security deposits required by such leases have been made and no forfeiture with respect thereto claimed in whole or in part, by any of the lessors.

      Section 3.21 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties made by DGI under this Agreement or in any certificate, schedule or other document furnished to be furnished to MAS or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.


4.    REPRESENTATIONS AND WARRANTIES OF MAS.

      MAS represents, covenants and warrants to DGI as follows:

      Section 4.1 CORPORATE EXISTENCE/STANDING/AUTHORITY. MAS is a corporation duly organized, validly existing and in good standing under the laws of Indiana and has the corporate power and authority to own, operate and lease its respective properties, to carry on its business as now being conducted, and to enter into this Agreement and to carry out the transactions contemplated hereby. MAS is duly qualified to do business and is in good standing in each jurisdiction were the failure to qualify would have a material adverse affect on it. MAS has delivered to DGI or its counsel true and correct copies of the articles of incorporation and by-laws of MAS, together with any amendments thereto.

      Section 4.2 SHARES OF STOCK. MAS has authorized 80,000,000 shares of common stock of which there are presently issued and outstanding 8,519,800 shares of common stock. MAS agrees to acquire all of the issued and outstanding capital stock of DGI, or 4,500 shares of Common Stock ("DGI Shares") for
7,667,820 shares of common stock of MAS ("MAS Shares") by exchanging
1703.96  MAS Share for each DGI Shares. MAS has authorized 20,000,000 shares of preferred stock. None of the 20,000,000 shares of preferred stock is issued and outstanding. All issued and outstanding shares of capital stock of MAS have been duly authorized and validly issued and are fully paid and nonassessable. There is no subscription, option, warrant, call, right, contract commitment, understanding or arrangement relating to the issuance, sale or transfer by MAS of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument.

      Section 4.3 - AUTHORITY. MAS has the full right and authority to enter into and fully perform this Agreement and all other agreements and documents to be delivered to DGI in connection herewith. All actions required to be taken by MAS to authorize the execution, delivery and performance of this Agreement and all other agreements and documents to be delivered in connection herewith have been or will by the Closing Date be properly taken. This Agreement constitutes the valid and binding obligation of MAS. Neither the execution and delivery of this Agreement and all other agreements and documents executed in connection herewith nor the consummation of the transactions contemplated hereby nor the performance of this Agreement and all other agreements and documents executed in connection herewith will (1) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of MAS, (2) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance or the payment of money required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of MAS's properties under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, lease, agreement or other instrument or commitment to which MAS is a party, or by which MAS or its properties may be bound or affected or
(3) violate any order,' writ, injunction, decree, judgment, or ruling of any court or governmental authority specifically applicable to MAS or any of its properties.

      Section 4.4 NO VIOLATION. Except as set forth on Schedule 4.4, to the best knowledge of MAS, MAS has complied with all rules, regulations, codes and laws affecting its business and operations and is not in default under, or in violation of, any provision of any federal state or local rule, regulation, code or law nor has MAS been given notice of any such default or violation.

      Section 4.5 LICENSES AND RIGHTS. MAS possesses all franchises, easements, licenses, permits and other authorizations from governmental or regulatory authorities and from all other persons or entities that are necessary to permit it to engage in its business as presently conducted in and at all locations and places where it is presently operating. Such franchises, licenses, permits and other authorizations are set forth on Schedule 4.5.

      Section 4.6 CONSENTS. Except as set forth on Schedule 4.8 hereto, no approval or consent of any person, firm or other entity or body is required to be obtained by MAS for the authorization of this Agreement or the consummation by MAS of the transactions contemplated hereby.

      Section 4.7 NO DEFAULTS. Except as set forth on Schedule 4.7, to the best knowledge of MAS, no default (or event which with the passage of time or the giving of notice or both would become a default) exists or is alleged to exist with respect to the performance of any obligation of MAS under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty or other contract or instrument, including, but not limited to, any contract set forth on
Schedule 4.17, to which MAS is a party or to which its assets are subject, or by which it is otherwise bound, and no such default or event exists or is alleged to exist with respect to the performance of any obligation of any other party thereto.

      Section 4.8 FINANCIAL STATEMENTS. DGI has been or will be furnished with audited financial statements of MAS for the year ended December 31, 1998, (the "Financial Statements"). The Financial Statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods and as of their date of issuance were or will be true, correct and complete all material respects and present fairly and accurately the information set forth therein.

      Section 4.9 ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule
4.9 hereto, since December 31. 1998, MAS has actively conducted its business in the ordinary and regular course. Since that date, there has not been any material adverse change in the condition (financial or otherwise), results of operations, assets, liabilities, properties, business or prospects of MAS nor is any event threatened which would cause such an adverse change, nor has there occurred any event or governmental regulation or order restricting the business of MAS.

         Section 4.10 FACILITIES AND EQUIPMENT. MAS does not own any personal property owned or leased any facility for its operation.

         Section 4.11 TITLE TO ASSETS. MAS does not own any tangible property.

         Section 4.12 ABSENCE OF UNDISCLOSED LIABILITIES. MAS does not have any material liabilities or obligations, either accrued or unaccrued, fixed or contingent, which have not been reflected in the Financial Statements or set forth on Schedule 4.12 hereof, or which exceed in the aggregate $5,000.

         Section 4.13 LITIGATION. Schedule 4.13 hereof sets forth a list of all administrative or judicial proceedings to which MAS is a party. Except as set forth on Schedule 4.13, there is no action, suit, claim, demand, arbitration or other proceeding, administrative or judicial, pending or, to the best knowledge of MAS, threatened against or relating to MAS which, if adversely determined or resolved, would materially and adversely affect the financial condition, results of operations, business or prospects of MAS.

      Section 4.14 PATENTS AND TRADEMARKS.

         (a) Except as set forth on Schedule 4.14(a), MAS does not own, or operate under, any patent, trademark or service mark or any applications therefor. All trade names (including those whose use is limited to one or more states of the United States) owned or used by MAS are listed on Schedule
4.14 hereof and, to the extent indicated therein, have been duly registered with the states of the United States or the corresponding offices of other countries. Except as set forth on Schedule 4.14, MAS is the sole and exclusive owner of, or has the sole and exclusive power with respect to, or has the sole and exclusive right to use, the trade names specified on Schedule 4.14.

         (b) Except as set forth on Schedule 4.14(b) hereof, MAS has not ever been charged with infringement or violation of any adversely held trademark, trade name or copyright.

         (c) Except as set forth on Schedules 4.14(a) and 4.14(b), there are no claims or demands of any other person, firm or corporation pertaining to the trade names, copyright registrations or pending copyright registration applications, as the case may be, listed on such schedules, and no proceedings have been instituted which challenge the right of MAS in respect thereof.

      Section 4.15 EMPLOYEE BENEFITS.

         (a) Schedule 4.15 hereof contains a list of (i) each pension, profit sharing, bonus, deferred compensation, or other retirement plan or arrangement for the benefit of any employee or group of employees of MAS or any independent contractors or group of independent contractor of MAS, (ii) each medical, health, disability, insurance or other plan or arrangement of MAS, and (iii) each employee stock option plan or other plan providing for the purchase of shares of capital stock of MAS. All of such plans and arrangements of MAS are referred to herein as the "employee benefit plans".

         (b) The amounts reflected in the Financial Statements as liabilities or contingent liabilities with respect to employee benefit plans have been calculated in accordance and compliance with applicable law, including accounting principles relating thereto.

         (c) All of the employee benefit plans maintained by MAS (and each funding medium which may be attendant thereto) are in compliance with applicable law and all reporting and disclosure requirements under applicable laws and regulations, and have been administered and operated in accordance with their respective provisions and applicable law. There are no actions, suits or claims (other than routine claims for benefits) pending with respect to the employee benefit plans.

         (d) MAS has filed, published and disseminated all reports, documents, statements and communications which are required to be filed, published or disseminated under applicable law and the rules and regulations promulgated thereunder relating to, and have timely made all modifications and amendments to, the employee benefit plans.

      Section 4.16 TAXES AND TAX RETURNS. MAS has duly filed all income, franchise and other tax returns and reports required to be filed by it and has duly paid or made provision for the payment of all taxes (including any interest or penalties) which are due and payable pursuant to such returns. MAS has withheld proper and accurate amounts from their employees' compensation in substantial compliance with all withholding and similar provisions of applicable law. There are and will hereafter be no tax deficiencies (including penalties and interest) of any kind assessed against MAS with respect to any period ending on or before the Closing Date.

      Section 4.17 CONTRACTS. MAS has heretofore furnished to DGI or its counsel true and complete copies of each document, and a written description of each oral contact, set forth on Schedule 4.17 hereof. Schedule 4.17 is a true and complete list of all contracts, understandings, commitments, arrangements and agreements of the following types, including all amendments thereto to which MAS is a party:

         (a) Contracts relating to equipment purchases, or series of similar equipment purchases from the same supplier, involving an expenditure of, or if in a series, expenditures in the aggregate of, more than $25,000;

         (b) Bonus, incentive, pension, profit-sharing, hospitalization, insurance, deferred compensation, retirement, stock option or stock purchase plans or similar plans providing employee benefits;

         (c) Factoring, loan, note, financing or similar contracts with any lenders or guarantees of undertakings to answer for the debts or defaults of another, or any contracts encumbering title to any properties, involving in each case, or if in a series involving the same lender, guarantor or property, as the case may be, in the aggregate, at least $25,000;

         (d) Contracts for the acquisition or disposition of a business or substantially all of the property, assets or capital stock or other securities of a business or company under which there are continuing or unperformed obligations on the part of any of the parties hereto, which contracts in each case involve at least $25,000;

         (e) Conditional sales contracts, leases of personal property or contracts for the purchase or sale of real or personal property, involving in each case at least twenty-five thousand dollars ($25,000);

         (f) Management or consulting contracts, involving in each case, or with respect to any individual in the aggregate, at least twenty-five thousand dollars ($25,000);

         (g) Contracts for the furnishing of services or products to or by MAS, involving an expenditure in each case of at least twenty-five thousand dollars ($25,000);

         (h) Royalty or licensing contracts or contracts requiring similar payments to unrelated parties individually, or with respect to any unrelated party in the aggregate, involving or which reasonably may in the future involve an amount in excess of twenty-five thousand dollars ($25,000) annually;

         (i) All employment agreements between MAS and any of its employees;
and

         (j) All agreements, contracts and commitments not listed on any other schedule hereto which individually involve the payment of twenty-five thousand dollars ($25,000) or more.

         Except as set forth on Schedule 4.17, all such contracts, understandings, commitments, arrangements and agreements are in full force and effect.

      Section 4.18 COLLECTIVE BARGAINING AGREEMENTS Schedule 4.18 hereof is a list of all collective bargaining agreements with any labor organization to which MAS is a party. The relations of MAS with its employees are good and there are no impending labor difficulties.

      Section 4.19 INSURANCE. MAS has no insurance policy.

      Section 4.20 REAL PROPERTY.

         (a) MAS does not own nor lease any real property.

               Section 4.20 MATERIAL MISSTATEMENTS OR OMISSIONS. No representations or warranties made by MAS under this Agreement or in any certificate, schedule or other document furnished or to be furnished to DGI or its counsel pursuant hereto, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained therein not misleading.

5.    COVENANTS AND TRANSACTIONS PRIOR TO CLOSING

      Section 5.1 CONDUCT AND TRANSACTIONS OF DGI PRIOR TO THE CLOSING.
Between the date of this Agreement and the Closing, the executive officers and board of directors of DGI shall retain full control of the management and business thereof. In order to assure protection and preservation of DGI's business as well as DGI's performance of its obligations under and related to this
Agreement, DGI agrees that from the date of this Agreement up to and including the Closing;

               (a) DGI shall give MAS, its counsel, accountants, appraisers and other representatives or experts retained by MAS full access on reasonable notice to all the premises and books, records and personnel of DGI during normal business hours and cause DGI to furnish to MAS such financial and operating data and other information with respect to the business and properties of DGI as MAS may from time to time reasonably request. In the event of termination of this Agreement for any reason, MAS will return all documents, work papers and other materials obtained from DGI or DGI and will not further disclose to third parties any confidential information obtained by it pursuant hereto.

               (b) DGI shall use all reasonable efforts to (i) preserve intact the present business organization and personnel of DGI, (ii) preserve the present goodwill and advantageous relationships of DGI with all persons having business dealings with DGI, and (iii) preserve and maintain in force all licenses, certificates, leases, contracts, permits, registrations, franchises, confidential trade names and copyrights, and applications for any of same, bonds and other similar rights of DGI. Except as otherwise provided in this Agreement, DGI shall refrain from entering into any new employment or consulting agreements with any of its present officers, management personnel or consultants, or any other employment or consulting agreement with any other person, not terminable by DGI on less than thirty (30) days' notice. DGI shall maintain in force all property, casualty, crime, life, directors, officers and other forms of insurance and bonds which it presently carries and, except with the written consent of MAS, no cancellation or assignment of existing insurance coverage will be effected by DGI.

               (c) DGI shall operate its business only in the usual, regular and ordinary course and manner, and, except with the written consent of DGI, shall refrain from (i) selling or agreeing to sell any capital stock, or (ii) except in the ordinary course of business, encumbering or mortgaging any property or assets or terminating or modifying any lease or incurring any obligation (contingent or otherwise).

               (d) DGI shall not discuss or negotiate with any third party a possible sale of all or any part of the capital shares or assets of DGI, nor provide any information to any third party with respect thereto, other than such Information which is provided in the ordinary course of the business operation of DGI to third parties, provided DGI has no reason to believe that such information may be utilized to evaluate a possible sale of the capital shares or assets of DGI.

               (e) DGI will exert its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to MAS any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.

               Section 5.2 CONDUCT BY MAS PRIOR TO CLOSING. Between the date of this Agreement and the Closing Date, MAS shall use its best efforts to fulfill in a timely manner all objectives and conditions to permit consummation of the transactions as contemplated by this Agreement and execute and deliver to DGI any and all documents necessary, in the reasonable opinion of its counsel, to consummate the transactions contemplated by this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF MAS

      The obligations of MAS under this Agreement are, at its option, subject to satisfaction of the following conditions at or prior to the Closing:

               Section 6.1 REPRESENTATIONS OF DGI. The representations and warranties of DGI set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as expressly provided to the contrary in this Agreement.

      Section 6.2 CONSENTS. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

      Section 6.3 PERFORMANCE BY DGI. DGI shall have duly performed all obligations, covenants and agreements undertaken by them herein and complied with all terms and conditions applicable to them hereunder to be performed and complied with prior to the Closing.

      Section 6.4 DOCUMENTS TO BE DELIVERED TO MAS. MAS shall have received:

               (a) A certificate, dated as of the Closing and executed by DGI certifying as to the fulfillment of the matters contained in Sections 6.1, 6.2 and 6.3;

               (b) True and complete copy of the certificates of incorporation of DGI, certified by the Secretary of State of Nevada or similar office of competent jurisdiction, and of the by-laws of DGI, together with all amendments thereto, certified by the Secretary of DGI;

               (c) Good standing certificate for DGI, certified by the Secretary of State of Nevada;

               (d) Certificates representing 4,500 of the DGI Shares, duly endorsed for transfer, and DGI shall have received the 7,667,820 MAS Shares, duly endorsed for transfer. All such shares shall be subject to Rule 144 legend.

      Section 6.5 SUITS. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or which is likely to materially and adversely affect the financial condition, results of operations, business or prospects of DGI.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF DGI

      The obligations of DGI under this Agreement are, at its option, subject to satisfaction of the following conditions at or prior to the initial Closing:

      Section 7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of MAS set forth in this Agreement shall be true and complete in all material respects on and as of the Closing to the same extent and with the same force and effect as if made on such date, except as affected by the transactions contemplated by this Agreement.

      Section 7.2 CONSENTS. All necessary approvals or consents shall have been obtained from any and all federal departments and agencies and from all other commissions, boards, agencies and from any other person, firm or entity whose approval or consent is necessary to the consummation of the transactions contemplated by this Agreement.

      Section 7.3 PERFORMANCE BY MAS. MAS shall have duly performed all obligations, covenants and agreements undertaken by it herein and complied with all the terms and conditions applicable to them hereunder to be performed or complied with prior to the Closing.

      Section 7.4 DOCUMENTS TO BE DELIVERED TO DGI. DGI shall have received:

               (a) certificate dated as of the Closing, and executed by an officer of MAS, certifying as to the fulfillment of the matters contained in Sections 7.1, 7.2 and 7.3;

               (b) Certificates representing 7,667,820 MAS Shares, duly endorsed for transfer, and MAS shall have received 4,500 DGI Shares, duly endorsed for transfer.

               (c) True and complete copies of the certificate of incorporation of MAS and of the by-laws of MAS, together with all amendments thereto, certified by the Secretary of MAS;

               (d) True and correct copies of Minutes of the Board of Directors authorizing the officers and the Company to consummate the transaction.

      Section 7.5 SUITS. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency in which it will be or it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

8.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION

      Section 8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Notwithstanding the closing of the transactions contemplated by this Agreement, or any investigation made by or on behalf of DGI or MAS, the representations and warranties of DGI or MAS contained in this Agreement or in any certificate, schedule, chart, list, letter, compilation or other document delivered pursuant hereto, shall survive the Closing for a period of one (1) year; provided, however, that as to any breach of, or misstatement in, any such representation or warranty as to which one party has given notice to the other on or prior to the expiration of such one (1) year period, the same shall continue to survive beyond said period, but only as to the matters contained in such notice.

      Section 8.2 DGI's INDEMNIFICATION. DGI covenants and agrees to indemnify and save harmless MAS and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered directly or directly by any of them (including reasonable legal fees and costs) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of DGI made in or pursuant to this Agreement.

      Section 8.3 MAS'S INDEMNIFICATION. MAS covenants and agrees to indemnify and save harmless DGI and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered by any of them (including reasonable legal fees and costs) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties of MAS made in or pursuant to this Agreement.

      Section 8.4 DEFENSE AGAINST ASSERTED CLAIMS. If any claim or assertion of liability is made or asserted by a third party against a party indemnified pursuant to this Article 8 ("Indemnified Party") based on any liability or absence of right which, if established, would constitute a matter for which the
Indemnified Party would be entitled to indemnification by another party hereto
("the Indemnifying Party") the Indemnified Party shall with reasonable promptness give to the Indemnifying Party written notice of the claim or asserting of liability and request the Indemnifying Party to defend the same.
Failure to so notify the Indemnifying Party shall not relieve the Indemnifying
Party of any liability which the Indemnifying Party might have to the
Indemnified Party unless such failure materially prejudices the Indemnifying
Party's position. The Indemnifying Party shall have the right to defend against such liability or assertion, in which event the Indemnifying Party shall give written notice to the Indemnified Party of the acceptance of defense of such claim and the identity of counsel selected by the Indemnifying Party with respect to such matters. The Indemnified Party shall be entitled to participate with the Indemnifying Party in such defense and also shall be entitled at its option to employ separate counsel for such defense at the expense of the
Indemnified Party. In the event the Indemnifying Party does not accept the defense of the matter as provided above or in the event that the Indemnifying
Party or its counsel fails to use reasonable care in maintaining such defense, the Indemnified Party shall have the full right at its option to defend against the liability or assertion and to employ counsel for such defense at the expense of the Indemnifying Party. All parties hereto will cooperate with each other in the defense of any such action and the relevant records of each shall be available to the others with respect to such defense.

9.    POST-CLOSING MATTERS

      9.1 PERFORMANCE PONDS. DGI shall maintain in force at its expense, until their maturity or expiration in accordance with their terms, all performance bonds issued by DGI prior to the Closing Date.

10.   ASSIGNMENT, THIRD PARTIES, BINDING EFFECT

      The rights under this Agreement shall not be assignable nor the duties delegable by any party without the written consent of all parties hereto having been obtained thereto. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto, and their successors in interest, any rights or remedies under or by reason of this Agreement unless so stated expressly to the Contrary. All covenants, agreements, representations and warranties of the parties contained herein shall be binding upon and inure to the benefit of MAS and DGI and their respective successors and permitted assigns.

11.   ABANDONMENT

      In the event the transactions contemplated hereby are terminated or abandoned by mutual agreement of the parties hereto, there shall be no liability on the part of any of the parties by reason of such termination or abandonment.

12.   NOTICES

      All notices, requests, demands and other communications hereunder shall be writing and shall, be deemed to have been duly given when personally delivered or deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, addressed to the parties at the following addresses (or at such other address as shall be given in writing by any party to the other) as follows:

                 To MAS:  Mr. Aaron Tsai
                          MAS Acquisition VII Corp.
                          1710 East Division Street
                          Evansville, Indiana 47711
                          Telephone: (812) 479-7266
                          Facsimile: (812) 479-7267

                 To DGI:  Mr. Marc Cianfarani
                          Dimgroup, Inc.
                          450 Jevlan Drive, Suite 106
                          Woodbridge, Ontario L4L-8E2
                          Canada
                          Telephone: 1-905-851-2602
                          Facsimile: 1-905-856-4907


13.   REMEDIES NOT EXCLUSIVE

      No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every remedy given hereunder or now or hereafter existing, at law or in equity by statute or otherwise. The election of any one or more remedies by MAS or DGI shall not constitute a waiver of the right to pursue other available remedies.


14.   COUNTERPARTS

      This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


15.   CAPTIONS AND SECTION HEADINGS

      Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

16.   WAIVERS

      Any failure by any of the parties hereto to comply with all of the obligations, agreements or conditions set forth herein may be waived by the other party or parties, provided, however that any such waiver shall not be deemed a waiver of any other obligation, agreement or condition contained herein.

17.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties. There are not and shall not be any verbal statements, representations, warranties, undertakings or agreements between the parties, and this Agreement may not be amended or modified in any respect except by a written instrument signed by the parties hereto.

18.   APPLICABLE LAW

      This Agreement shall be governed and construed in accordance with the laws of the State of Indiana.

                                     * * *

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                   MAS Acquisition VII Corp.


                                   By /s/ Aaron Tsai
                                      -----------------------------------------
                                      Aaron Tsai, President


                                   Dimgroup, Inc.


                                   By /s/ Marc Cianfarani
                                      -----------------------------------------
                                      Marc Cianfarani, President

EXHIBIT 3.1

[   LOGO   ] ARTICLES OF MERGER             SUE ANNE GILROY
[ State of ] State Form 38333 (R4 / 6-95)  SECERTARY OF STATE
[ Indiana  ] State Board of Accounts       CORPORATIONS DIVISION
               Approved 1995               302 W. Washington St. Rm. E018
                                           Indianapolis, IN 46204
                                           Telephone: (317) 232-6576

                                           Indiana Code 23-1-40-1 et seq.


INSTRUCTIONS:	Use 8 1/2"  x 11' white    FILING FEE:$90.00
                paper for inserts.
                Present original and two (2) copies to address in upper right corner of this form.
                Please TYPE or PRINT

--------------------------------------------------------------------------
                    ARTICLES OF MERGER / SHARE EXCHANGE
                                     OF
                              Dimgroup.com Inc.
  ----------------------------------------------------------------------
              (Hereinafter "the nonsurviving corporation(s)")

--------------------------------------------------------------------------
                                   INTO
                        MAS Acquisition VII corp.
  ----------------------------------------------------------------------
                (Hereinafter "the surviving corporation(s)")

--------------------------------------------------------------------------



--------------------------------------------------------------------------
                     ARTICLE I - SURVIVING CORPORATION
--------------------------------------------------------------------------
SECTION 1:

  The name of the Corporation surviving the merger is: Dimgroup.com Inc. and such name X has _ has not (designate which) been changed as a result of the merger.

--------------------------------------------------------------------------
                 ARTICLE II - NONSURVIVING CORPORATION (S)
--------------------------------------------------------------------------
SECTION 2:

 a. The surviving corporation is a domestic corporation existing pursuant to the provisions of the Indiana Business Corporation Law incorporated on October 7, 1996.
 ----------------

 b. The surviving corporation is a foreign corporation incorporated under the laws of the State of ______________________ and _ qualified _ not qualified (designate which) to do business in Indiana.
 If the surviving corporation is qualified to do business in Indiana, state the date of qualification:________________________.
 (If Application for Certificate of Authority is filed concurrently herewith state "Upon approval of Application for Certificate of Authority".)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
             ARTICLE III - PLAN OF MERGER OR SHARE EXCHANGE
--------------------------------------------------------------------------
     The Plan of Merger or Share Exchange, containing such information as required by Indiana Code 23-1-40-1(b), is set forth in "Exhibit A", attached hereto and made a part hereof.

--------------------------------------------------------------------------
 ARTICLE IV - MANNER OF ADOPTION AND VOTE OF SURVIVING CORPORATION
 (Must complete Section 1 or 2)
--------------------------------------------------------------------------
SECTION 1: _ Shareholder vote not required.

  The merger / share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

--------------------------------------------------------------------------
SECTION 2: X Vote of shareholders.

  The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is set forth below:

--------------------------------------------------------------------------
                                                            TOTAL  A  B  C
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)   ALL Common
--------------------------------------------------------------------------
NUMBER OF OUTSTANDING SHARES                      8,519,800
--------------------------------------------------------------------------
NUMBER OF VOTES ENTITLED TO BE CAST               8,519,800
--------------------------------------------------------------------------
NUMBER OF VOTES REPRESENTED AT MEETING            8,250,000
--------------------------------------------------------------------------
SHARES VOTED IN FAVOR                             8,250,000
--------------------------------------------------------------------------
SHARES VOTED AGAINST                                      0
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ARTICLE V - MANNER OF ADOPTION AND VOTE OF NONSURVIVING CORPORATION
 (Must complete Section 1 or 2)
--------------------------------------------------------------------------
SECTION 1: _ Shareholder vote not required.

  The merger / share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

--------------------------------------------------------------------------
SECTION 2: X Vote of shareholders.

  The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is set forth below:

--------------------------------------------------------------------------
                                                            TOTAL  A  B  C
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)   ALL Common
--------------------------------------------------------------------------
NUMBER OF OUTSTANDING SHARES                          4,500
--------------------------------------------------------------------------
NUMBER OF VOTES ENTITLED TO BE CAST                   4,500
--------------------------------------------------------------------------
NUMBER OF VOTES REPRESENTED AT MEETING                4,500
--------------------------------------------------------------------------
SHARES VOTED IN FAVOR                                 4,500
--------------------------------------------------------------------------
SHARES VOTED AGAINST                                      0
--------------------------------------------------------------------------

--------------------------------------------------------------------------
     In Witness Whereof, the undersigned being the President of the surviving corporation executes these Articles of Merger / Share Exchange and verifies, subject to penalities of perjury that the statements contained herein are true, this 11th day of August, 1999.
--------------------------------------------------------------------------
Signature                              Printed name
     /s/ Marc Cianfarani                    Marc Cianfarani
--------------------------------------------------------------------------

EXHIBIT 99.0

                                MAS FINANCIAL CORP.

     1710 E. Division St.                              Tel: (812) 479-7266
     Evansville, IN 47711                              Fax: (812) 479-7267
--------------------------------------------------------------------------

                                CONSULTING AGREEMENT

This agreement is entered into on this 10th day of August, 1999 by and between MAS Financial Corp. (hereinafter referred to as "MAS"), and Dimgroup. com, their heirs, designees or assignees, (hereinafter referred to as "Client"), and is made with reference to the following recitations:

Whereas, MAS has skills and expertise in the fields of business consulting, due diligence, mergers and acquisitions, and public and private offering structuring and transactions, and,

Whereas, for the purpose of advancing the business plans of Client, Client wishes to contract for the control stock of an acquisition company from MAS, and,

Whereas MAS owns or controls the control stock of a public shell corporation (hereinafter referred to as "Acquisition" company, a corporation organized under the laws of the State of Indiana, having those classes and numbers of shares as more fully set forth on the company information sheet attached hereto and made a part hereof by reference. MAS has control of Acquisition company and is prepared to transfer the control block. Now, therefore, the parties hereto hereby agree and covenant as follows:

(1) MAS agrees to take certain actions, and undertake certain obligations for the orderly transfer of the control block of stock of Acquisition company (90% of the shares issued and outstanding - See Exhibit A) to Client. MAS agrees as well to do all of the following acts:

* Name Change and New Stock Certificates
* Unaudited financial statements brought forward to most recent period.
* Change of officers and directors and resignation of present board
* 15C211 prepared and filed with NASD.
* Deliver control block shares.
* Obtain CUSIP number.
* Obtain a stock symbol for trading on the OTC Bulletin Board.
* Furnish Market Maker.
* Any other document or act needed to make an orderly transfer of control.

All expenses incurred by the Acquisition company, after the transfer of control by MAS to the Client, shall be the responsibility of the Acquisition company.

(2)  The Client agrees to pay MAS a consulting fee of $135,000 as follows:
* $5,000 is due and payable upon signing of this agreement and an additional $5,000 is due and payable upon a market maker sent out Form 211 application to NASD Regulation.
* An additional $25,000 is due and payable upon Client raising additional $50,000 in capital through financial intermediaries introduced by MAS.
* a $100,000 non-interest bearing note due on August 10, 2001 guaranteed by 15% of the total post-merger shares outstanding of the Acquisition company owned by officers/directors.

(3) At closing, which shall take place at a time and place mutually agreeable to the parties hereto, MAS shall deliver to Client or its designee the following:

(a) Certificates representing the shares being sold hereunder; containing the following legend:

"The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "Restricted Securities" as the term is defined in Rule 144 under the Act. The Common Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or exemption, the availability of which is to be established to the satisfaction of the Corporation."

(b) Necessary consents, if any, from the state of domicile of the Acquisition company;

(c) All corporate books, records, and documents, stock books, ledgers, minute books, articles and by-laws of the Acquisition company;

(d) Shareholder list of the Acquisition company;

(e) Resignations of all present officers and directors, effective as of the closing date;

(f) Copy of two years of audited year-end financial statements;

(4) MAS represents and warrants the following:

(a) that the Acquisition company is a corporation duly organized and existing under the laws of the State of Indiana, unless otherwise noted;

(b) that the Acquisition company will use its best efforts to preserve its business organization intact.

(c) that the Acquisition company will not enter into any contract, commitment or transaction, or declare, set aside or pay any dividend, or make any distribution in respect of its capital stock, or waive any obligation or liability, or compromise any claim, or cancel any note, loan or other obligation owed to it, without the consent of Client.

(5) MAS represents and warrants the following prior to closing:

(a) That MAS will not cause any amendment to be made in the Articles of Incorporation or By-Laws of the Acquisition company, nor issue or cause to be issued any additional shares of capital stock; nor issue or cause to be issued any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock may be directly or indirectly authorized, issued or transferred nor will either agree to do any of the acts listed above.

(6) Client represents and warrants the following prior to closing:

(a) That Client is solely responsibly for the decision to by acquired by the Acquisition company,

(b) That the Client firm to be acquired by the Acquisition company which is the subject of this agreement shall be suitable in all respects for such merger,

(c) That Client agrees not to effect any reverse split of the shares of common stock for a period of three (3) years after the date of the merger.

(7) The parties shall at all times keep each other's information, sources, trade secrets, processes, and confidential information strictly confidential.

(8) MAS is not rendering legal advise to Client. Each party is responsible for all of it's own professional, legal, accounting, Broker-Dealer, and consulting fees as they may apply to each party.

(9) Should Client terminate this transaction for any reason other than the malfeasance or nonperformance of MAS prior to the acquisition of the Acquisition company, all monies paid to MAS up until that point shall be retained by MAS as liquidated damages. The parties agree to the reasonableness of these liquidated damages. All documents and work product prepared for or on behalf of Client by MAS up until that point shall become the property of Client.

(10) MAS warrants that the Acquisition company being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Client and the Acquisition company harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of MAS or the Acquisition company prior to, or during the closing contemplated by this contract of sale. MAS reserves the right, if necessary, to substitute another Acquisition company acceptable to Client of like worth.

(11) All of the representations and warranties contained within this contract of sale, whether made by Client, MAS, or MAS on behalf of the Acquisition company, will be true and correct on the closing date as if made on that date.

(12) At any time prior to the closing, Client and their counsel, accountants and other agents shall have full access during normal business hours to all properties, books, accounts, records, contracts and documents relating to the Acquisition company.

(13) This agreement shall be governed by the laws of the State of Indiana. The parties agree to the jurisdiction of the Courts of the State of Indiana and the United States District Court for the Southern District of Indiana as the forums for the resolution of any legal disputes between the parties. Client agrees to pay court costs, attorney fees in a reasonable amount, and interest on any unpaid balances at the judgment rate then in effect in the State of Indiana should it become necessary for MAS to engage in legal action to recover any portion of the purchase price or any other fees from Client.

(14) If any bona fide action or proceeding shall be pending against any party on the closing date that could result in an unfavorable judgment, decree or order that would prevent or make unlawful the performance of this agreement, or if any agency of the federal or of any state government shall have objected to it on or before the closing date to this transaction, or if any prospectus contemplated with respect to the issuance and sale of shares by Buyers shall have been disapproved by any federal or state regulatory agency, either party may cancel and terminate this agreement without liability to the other. All representations and warranties of the parties shall expire and terminate and be extinguished by the closing, and consummation of the closing shall be conclusive proof that each party is fully satisfied with the facts constituting the basis of the representations and warranties of the other party and with the performance of their obligations hereunder. This paragraph shall not affect any obligation of any party under this contract that is permitted to be performed in whole or in part after the closing.

(15) Neither party may assign this agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. However, MAS may requires up to 180 days to perform due diligence on any assignee of Client, and may reject any assignee not qualified by MAS.

(16) This documents contains the entire agreement between the parties hereto. No oral or other representation or warranty has been given to Client by MAS, and this agreement controls over any and all oral representations made by any party to this transaction. This agreement may only be modified by a writing, signed by the parties.

(17) Each party agrees to execute all of the documents and do all of the things necessary to effectuate the purpose of this agreement, without delay or limitations.



Accepted and Agreed:                           Accepted and Agreed:

/s/ Aaron Tsai                                 /s/ Nick Montesano
__________________________                     ____________________________________
MAS Financial Corp.                            Dimgroup.com
By: Mr. Aaron Tsai, President                  By: Nick Montesano, Director

Mailing Address:

MAS Financial Corp.                             Dimgroup.com
1710 E. Division St.                            450 Jevlan Drive
Evansville, IN 47711                            Woodbridge, Ontario L4L-8E2
                                                Canada

                                Exhibit A

                            MAS FINANCIAL CORP.
---------------------------------------------------------------------------
1710 E. Division St., Evansville, IN 47711   Tel: 812-479-7266
                                                      Fax: 812-479-7267



     Company Information                               Company Code: MAS-7


     GENERAL CORPORATE INFORMATION:                       Description
     LEGAL NAME OF COMPANY AND SUBSIDIARIES:      MAS Acquisition VII Corp.
     FEDERAL I.D. AND STATE CHARTER NUMBER:        will furnish at contract
     TYPE OF ENTITY:                                            Corporation
     STATE OF INCORPORATION, DATE OF FORMATION:                Indiana 1996
     NET EQUITY:                                             $1,000 or less
     UNDERWRITER:                                                      Self


     STOCK INFORMATION:                                   Description
     CLASSES OF STOCK
        A. COMMON ;  Par value                                        $.001
             1. Number of common shares authorized               80,000,000
             2. Number of shares issued and outstanding           8,519,800
                i.   Number of "control shares" available              90 %
                ii.  Number of shares in treasury                      none
                iii. Number of shareholders                             150
             3. Warrants and options outstanding                       none


        B. PREFERRED ; Par value                                      $.001
             1. Number of preferred shares authorized            20,000,000
             2. Number of shares issued and outstanding                none
             3. Number of shares in treasury                           none


     MARKET INFORMATION:                                   Description
             1. Trading Symbol                                          n/a
             2. Market Makers                                           n/a
             3. Transfer Agent                              To be appointed

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